Impairment Charges	12 Months Ended
Jan. 31, 2017
Goodwill And Intangible Assets Disclosure [Abstract]
Impairment Charges

(4) Impairment Charges

Prior to the segment realignment in the third quarter of the fiscal year ended January 31, 2016, we reviewed the recoverability of the asset values of our long-lived assets in the Energy Services segment during the second quarter of the fiscal year ended January 31, 2016. Using the undiscounted cash flow model, we concluded that the carrying value of the assets in Energy Services was not fully recoverable as of July 31, 2015. We performed an assessment of the fair value of the assets of Energy Services based on orderly liquidation value of the property and equipment, which was considered as Level 2 fair value measurement. This assessment resulted in the recording of an impairment charge of approximately $4.6 million in the Consolidated Statements of Operations during the second quarter of the fiscal year ended January 31, 2016.